SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. _____)

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Filed by a Party other than the Registrant ☐

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☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

☒	Definitive proxy statement.

☐	Definitive additional materials.

☐	Soliciting material pursuant to § 240.14a-12.

Velcera, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing  for which the offsetting fee was paid previously. Identify the previous filing by registration statement  number, or the form or schedule and the date of its filing.

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Velcera, Inc.
777 Township Line Road
Yardley, Pennsylvania 19067

August 1, 2008

Dear Shareholder,

You are cordially invited to join us for our Annual Meeting of Shareholders to be held on September 19, 2008, at 9:00 a.m., Eastern Daylight Time, at the Company’s headquarters at 777 Township Line Road Yardley, Pennsylvania.

The Notice of Annual Meeting of Shareholders and the Proxy Statement that follows describe the business to be conducted at the meeting. You will be asked to elect seven (7) directors to the Board of Directors. We will also report on matters of current interest to our shareholders.

Whether you own a few, or many shares of stock, it is important that your shares be represented. If you cannot personally attend the meeting, we encourage you to make certain that you are represented by signing the accompanying proxy card and promptly returning it in the enclosed, prepaid envelope.

On behalf of our Board of Directors and our employees, thank you for your continued support of and interest in Velcera, Inc.

Sincerely,

   /s/ Dennis F. Steadman

Dennis F. Steadman
President and Chief Executive Officer

VELCERA, INC.
777 Township Line Road
Yardley, Pennsylvania 19067

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
to be held on September 19, 2008

To the Shareholders:

The Board of Directors of Velcera, Inc. hereby gives notice that the Annual Meeting of Shareholders of Velcera will be held on September 19, 2008 at 9:00 a.m., eastern daylight time, at the Company’s headquarters at 777 Township Line Road Yardley, Pennsylvania (the "Annual Meeting"). The purpose of the meeting is to:

1.	Elect seven (7) directors to our Board of Directors to serve until the 2009 Annual Meeting;

2.	Act on any other matters as may properly come before the shareholders at the Annual Meeting, including any motion to adjourn to a later date to permit further solicitation of proxies, if necessary.

The Board of Directors has fixed the close of business July 21, 2008 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment.

You are cordially invited to attend the Annual Meeting in person. If you attend the meeting, you may vote in person if you wish, even though you have previously returned your proxy. A copy of Velcera’s Proxy Statement is enclosed.

By Order of the Board of Directors,

/s/ Matthew C. Hill

Matthew C. Hill
Chief Financial Officer and Secretary

August 1, 2008

YOUR PROXY VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, IT IS IMPORTANT THAT THE ENCLOSED PROXY CARD BE RETURNED PROMPTLY. THEREFORE, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THIS WILL ENSURE REPRESENTATION OF YOUR SHARES AT THE MEETING.

PROXY STATEMENT OF
VELCERA, INC.
777 Township Line Road, Suite 170
Yardley, Pennsylvania 19067

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Velcera, Inc., to be used at our Annual Meeting of Stockholders to be held on September 19, 2008. This proxy statement is first being sent to stockholders on or about August 1, 2008. The Board of Directors recommends that stockholders vote in favor of Item 1. Each stockholder who signs and returns a proxy card in the form enclosed with this proxy statement may revoke the same at any time prior to use by giving notice of such revocation to us in writing prior to the meeting or in person at the Annual Meeting of Stockholders. Unless so revoked, the shares represented by such proxy will be voted at the Annual Meeting of Stockholders and at any adjournment thereof in the manner specified. Presence at the meeting of a stockholder who has signed a proxy does not alone revoke the proxy. If no direction is made, the proxy will be voted in favor of Item 1, which is discussed below.

The Company’s Annual Report to Stockholders on Form 10-KSB, for the year ended December 31, 2007, including financial statements, is being mailed to stockholders with this proxy statement but does not constitute a part of this proxy statement.

INFORMATION ABOUT VOTING	5

PROPOSAL NO. 1: ELECTION OF DIRECTORS	7
CORPORATE GOVERNANCE	9
Code of Ethics	9
Certain information Concerning Board Meetings and Committees	10
Director Nomination Process	10
Communications with Directors	11
Compensation of Directors	11
Compensation Committee Interlocks and Insider Participation	12

EXECUTIVE OFFICERS OF THE COMPANY	13

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	13

EXECUTIVE COMPENSATION – COMPENSATION DISCUSSION AND ANALYSIS	17

TAX CONSIDERATIONS	20

REPORT OF THE COMPENSATION COMMITTEE	20

COMPENSATION TABLES	21

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	25

REPORT OF THE AUDIT COMMITTEE	27

OTHER MATTERS	29

VELCERA, INC.
777 Township Line Road, Suite 170
Yardley, Pennsylvania 08048

PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS
to be held on September 19, 2008

INFORMATION ABOUT VOTING

General

This Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders are being furnished in connection with the solicitation by the Board of Directors of Velcera, Inc. ("Velcera" or the “Company” or "us" or "we") of proxies for use at the Annual Meeting of Shareholders to be held at 777 Township Line Road, Suite 170 Yardley, Pennsylvania at 9:00 a.m., eastern daylight time, on September 19, 2008, and at any adjournments thereof (the "Annual Meeting"), for the purposes set forth in the preceding Notice of Annual Meeting of Shareholders. This Proxy Statement and accompanying proxy card are first being distributed to all shareholders entitled to vote on or about August 1, 2008.

Who can vote?

Only holders of record as of the close of business July 21, 2008 (the "Record Date") of Velcera’s Common Stock, no par value, stated value $.001 per share (the "Common Stock"), are entitled to vote at the Annual Meeting. On the Record Date, there were 12,059,579 shares of Common Stock.

How many votes can I cast?

You will be entitled to one vote per share of Common Stock owned by you on the Record Date, and one vote per share of Common Stock into which each share of Series A Preferred Stock owned by you on the Record Date may be converted.

How do I vote by proxy?

Follow the instructions on the enclosed proxy card to vote on the proposals to be considered at the Annual Meeting. Sign and date the proxy card and mail it back to us in the enclosed prepaid envelope. The proxyholders named on the proxy card will vote your shares as you instruct. If you sign and return the proxy card but do not vote on the proposals, the proxyholders will vote for you on the proposals. Unless you instruct otherwise, the proxyholders will vote “FOR” the nominees proposed by the Board of Directors.

What if other matters come up at the Annual Meeting?

The matters described in this proxy statement are the only matters the Board of Directors intends to bring before the Shareholders at the Annual Meeting. If other matters are properly presented at the Annual Meeting, the proxyholders will vote your shares in accordance with the judgment of the persons voting such proxies.

What can I do if I change my mind after I vote my shares?

At any time before the vote at the meeting, you can revoke your proxy either by (i) giving our Secretary a written notice revoking your proxy card, (ii) signing, dating and returning to our Secretary a new proxy card bearing a later date, or (iii) attending the Annual Meeting and voting in person. Your presence at the Annual Meeting will not revoke your proxy unless you vote in person. All written notices or new proxies should be sent to our Secretary at our principal executive offices.

Can I vote in person at the Annual Meeting rather than by completing the proxy card?

Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you can attend the Annual Meeting and vote your shares in person.

What do I do if my shares are held in "street name"?

If your shares are held in the name of your broker, a bank, or other nominee, that party should give you instructions for voting your shares.

What are broker non-votes?

Broker non-votes are shares held in street name by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote those shares as to a particular matter. Broker non-votes are not counted for purposes of determining whether a proposal has been approved.

What is a quorum?

We will hold the Annual Meeting if a quorum is present. A quorum will be present if the holders of a majority of the shares of Common Stock entitled to vote on the Record) either sign and return their proxy cards or attend the Annual Meeting. Without a quorum, we cannot hold the meeting or transact business. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on the proposals listed on the proxy card. Abstentions and broker non-votes may also be counted as present for purposes of determining if a quorum exists.

What vote is necessary for action?

Passage of Proposal 1 (election of directors) requires, for the directors, the affirmative vote of a plurality of the votes cast by the holders of the shares of our Common Stock voting in person or by proxy at the Annual Meeting. You will not be able to cumulate your votes in the election of directors. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present, but will not be counted as votes cast in the tabulation of any voting results and will not affect the outcome of the vote.

Who pays for the proxy solicitation?

The cost of solicitation of proxies will be paid by the Company. Employees may contact you by telephone, by mail, or in person. None of our employees will receive any extra compensation for doing this. The Company may also employ a third party certified proxy solicitor to solicit proxies.

PROPOSAL 1
ELECTION OF DIRECTORS

Our by-laws provide that the number of directors, as determined from time to time by the Board of Directors, shall not be less than 1 or more than 10. Pursuant to our by-laws, the Board of Directors has set the number of directors at 7. Directors of the Company are elected annually and hold offices until their successors are elected and qualified, or until their earlier removal, death or resignation. The current terms of the directors elected at this annual meeting will expire at the 2009 annual meeting.

The accompanying proxy will be voted in favor of the election of the following nominees as directors, unless the shareholder giving the proxy indicates to the contrary on the proxy. All nominees have agreed to stand for election at the Annual Meeting of Shareholders. If any nominee is not available as a candidate for director at the time of the Annual Meeting, the proxies will be voted for another nominee designated by our Board of Directors to fill such vacancy, unless the shareholder giving the proxy indicates to the contrary on the proxy. In the absence of instructions to the contrary, a properly signed and dated proxy will vote the shares represented by that proxy, "FOR" the election of the directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR AS SET FORTH BELOW.

Certain Information Concerning Nominees

The following information with respect to the principal occupation or employment, other affiliations, and business experience during the past five years of the nominees and each continuing director has been furnished to Velcera by each director.

The following table sets forth certain information regarding our directors as of July 21, 2008:

Name	Age	Positions

Dennis F. Steadman	55	Chief Executive Officer and Director
John Michael Preston	61	Chairman of the Board of Directors(1)
Joshua A. Kazam	31	Director (1)
Jason Stein, M.D.	35	Director (1)
Manya S. Deehr	43	Director (2)
Sal Uglietta	55	Director (2)
Harold L. Zuber, Jr.	58	Director (2)

(1)	Member of the Compensation Committee
(2)	Member of the Audit Committee

Dennis F. Steadman, President, Chief Executive Officer and Director

Mr. Steadman has served as our Chief Executive Officer and as a director since May 2004. Prior to joining Velcera, Mr. Steadman founded Valorum Associates Ltd. where he served as its President, providing executive management and strategic advisory services to animal health and related industries. From its creation in 1997 until 2001, Mr. Steadman was with Merial, a leading animal health company, where he held the positions of Vice President, North American Operations and Global Management Committee Member with Merial Ltd. At Merial he led the successful integration of the veterinary businesses of Merck AgVet and Rhone Poulenc (Sanofi-Aventis) in North America. From 1994 to 1997, Mr. Steadman was Vice President of U.S. Operations for Merck AgVet, and prior to which he was responsible for Pacific Region Operations. Prior to joining Merck, Mr. Steadman was with Chase Econometrics (subsidiary of Chase Manhattan Bank) for more than a decade conducting business research and providing consulting services to the agri-business sector. Mr. Steadman holds a Master of Science degree in Agricultural Economics from Pennsylvania State University, a B.S. degree from Pennsylvania State University in Agricultural Business Management, and has completed an Executive Program in Finance at the Harvard Business School.

John Michael Preston, BVMS, PhD, DVMS, MRCVS, Chairman of the Board of Directors

Dr. Preston has served as a director of Velcera since May 2004. From 1997 to 2000, Dr. Preston was the founding Executive Chairman of Merial, a large animal health and poultry genetics company. From 1993 to 1997, he was President of Merck AgVet and served on the Management Committee of Merck & Co Inc. From 1987 to 1991, Dr. Preston held worldwide responsibility for animal health product development within Merck. Dr. Preston is also a former member of the board of directors of Astra Merck Inc. and Johnson & Johnson - Merck. Dr. Preston obtained his veterinary degree from the University of Glasgow and a PhD from the London School of Hygiene and Tropical Medicine. Dr. Preston is an honorary Professor in the Department of Clinical Studies at the University of Glasgow Veterinary School.

Joshua A. Kazam, Director

Mr. Kazam has been a director of Velcera since our inception. Since September 2004, he has been a partner in Two River Group Holdings, LLC, a New York based venture capital group focused on creating new companies to in-license and develop novel technologies. From July 1999 to September 2004, Mr. Kazam served as a managing director at another venture firm, where he was responsible for the operations of venture investments. Mr. Kazam is a director of Nile Therapeutics (NASDAQ:NLTX) and Arno Therapeutics (OCTBB:ARNI). Mr. Kazam also currently serves as a director of several privately held companies. Mr. Kazam is a graduate of the Wharton School of the University of Pennsylvania.

Jason Stein, M.D., Director

Dr. Stein has served as a director of Velcera since May 2004.   Dr. Stein is currently founder and co-chairman of Actin Capital LLC and Actin Biomed LLC, each New York based healthcare investment firms.  Previously, Dr. Stein served as the Senior Analyst at Paramount BioCapital Asset Management, Inc., where he  was  responsible for medical, scientific, and financial research of pharmaceutical products and technologies, since January 2000.  Dr. Stein is also an officer or director of several other privately held development-stage biotechnology companies. Dr. Stein received his undergraduate degree from the University of Michigan and his medical degree from Saba University.

Manya S. Deehr, Director

Ms. Deehr has served as a director of Velcera since July 2007. Ms. Deehr is the Chief Legal Officer and Secretary of Eurand N.V. (NASDAQ: EURX) (“Eurand”). Eurand is a specialty pharmaceutical company engaged in the development, manufacture, and commercialization of enhanced pharmaceutical and biopharmaceutical products based on its proprietary drug formulation technologies. From October 2000 to January 2007, Ms. Deehr was a partner in the business and finance practice of Morgan Lewis & Bockius LLP, where she worked exclusively with life sciences companies. Prior to joining Morgan Lewis, she was, among other things, Vice President, General Counsel and Corporate Secretary for an early-stage drug discovery company and a law clerk for the Honorable Giles S. Rich on the U.S. Court of Appeals for the Federal Circuit. She is admitted to practice in Pennsylvania, California, Colorado and before the U.S. Patent and Trademark Office, the U.S. Supreme Court, and the U.S. Court of Appeals for the Federal Circuit. Ms. Deehr has a law degree from the University of Wisconsin Law School and a bachelor degree in biochemical sciences from Harvard University.

Sal Uglietta, Director

Sal Uglietta was appointed to the Board of Directors on June 18, 2008. Since August 2006, Mr. Uglietta has served as Executive Vice President, Healthcare Practice Leader with SWAT Team Partners LLC a leading national organization specializing in strategic business and marketing consulting. From October 2003 through July 2007, Mr. Uglietta held the position of Senior Vice President, Marketing, Sales and Healthcare for Gebity HR, an industry leading HR outsourcing and healthcare benefits company. Previously, Mr. Uglietta held numerous positions in the healthcare field, including Head of Marketing at Aetna and President of InteliHealth, Inc., a division of Aetna partnered with the Harvard Medical School, Vice President of Marketing and Sales of Johnson & Johnson-Merck Joint Venture, and European OTC Business Head at Johnson & Johnson. Mr. Uglietta holds a BS degree from Brandeis University and an MBA in Marketing and International Business from Columbia University. He is a highly regarded healthcare executive whose 30-year career encompasses successful domestic and international growth.

Harold L. Zuber, Jr. Director

Mr. Zuber has served as a director of Velcera since July 2007. Mr. Zuber is currently engaged in entrepreneurial interests with a number of direct minority investments in companies across various industries.  From 1990 to 2003 he was Chief Financial Officer of Teleflex Incorporated (NYSE:TFX), a diversified industrial company specializing in the design, manufacture and distribution of specialty-engineered products serving the commercial, aerospace, and medical industries. Mr. Zuber currently serves on the board of directors of a private medical device startup company and of a private electronics distributor.  Mr. Zuber has also served on boards of two public companies, a medical sterilization services company and a mortgage real estate investment trust for which he also served as chairman of the audit committee.  Mr. Zuber holds a degree in Business Administration from Clarion State College and is a member of the American Institute of Certified Public Accountants.

No family relationships exist between any of the directors or executive officers of Velcera

Corporate Governance

Our Board of Directors has seven directors and has established an Audit Committee and a Compensation Committee as its standing committees. Our Board does not have a nominating committee or an executive committee or any committees performing similar functions. We are not currently listed on a national securities exchange or on an inter-dealer quotation system that has requirements that a majority of the Board of Directors be independent, however, the Board has determined that all of our directors, other than Dennis F. Steadman, are “independent” under the definition set forth in the listing standards of the NASDAQ Stock Market, Inc., which is the definition that our Board has chosen to use for the purposes of determining independence. In addition, our Board has determined that all members of its Audit Committee, in addition to meeting the standards for independence set forth in the listing standards of the NASDAQ Stock Market, Inc., also meet the criteria for independence for audit committee members set forth in the Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.

Code of Ethics

We have adopted a written code of ethics that applies to all of our employees, including our principal executive officer, principal financial officer, principal accounting officer or controller and any persons performing similar functions. The code of ethics is included in our Code of Business Conduct and Ethics. All of our directors and employees, including our Chief Executive Officer and other senior executives, are required to comply with our Code of Business Conduct and Ethics to help ensure that our business is conducted in accordance with the highest standards of moral and ethical behavior. Our Code of Business Conduct and Ethics covers all areas of professional conduct, including customer relationships, conflicts of interest, insider trading, intellectual property and confidential information, as well as requiring strict adherence to all laws and regulations applicable to our business. Employees are required to bring any violations and suspected violations of the Code of Business Conduct and Ethics to the attention of Velcera, through management or by using the Company’s confidential compliance line. A copy of our Code of Business Conduct and Ethics is available on our website at www.velcera.com. We will also provide a copy of our Code of Business and Conduct and Ethics to any person without charge upon written request addressed to Velcera, Inc., 777 Township Line Road Yardley, Pennsylvania 19067, Attention: Matthew C. Hill, Chief Financial Officer.

Certain Information Concerning Board Meetings and Committees

During the year ended December 31, 2007, the Board of Directors met five times. The Audit Committee met six times and the Compensation Committee met six times. Each member of the Board of Directors attended 75% or more of the Board of Directors meetings, and each member of the Board of Directors who served on either the Audit or Compensation Committee attended at least 75% of the committee meetings.

Audit Committee. We have an Audit Committee of our Board of Directors established in accordance with Section 3(a)(58)(A) of the Exchange Act. Currently, Harold L. Zuber, Jr., Sal Uglietta and Manya S. Deehr are members of the Audit Committee. Mr. Zuber qualifies as an independent “audit committee financial expert” as such term is defined in Item 407(d)(s) of Regulation S-K. The Board has determined that all the members meet the SEC’s requirements with respect to independence of listed company Audit Committee members. The Audit Committee oversees Velcera’s accounting, financial reporting process, internal controls and audits, and consults with management, the internal auditors and the independent public accountants on, among other items, matters related to the annual audit, the published financial statements and the accounting principles applied. As part of its duties, the Audit Committee appoints, evaluates, and retains Velcera’s independent public accountants. It also maintains direct responsibility for the compensation, termination, and oversight of Velcera’s independent public accountants’ qualifications, performance, and independence. The Audit Committee approves all services provided to Velcera by the independent public accountants and reviews all non-audit services to ensure they are permitted under current law. The Committee also monitors compliance with Velcera’s policies on ethical business practices and reports on these items to the Board of Directors The Audit Committee operates pursuant to a written charter which is available on the Company’s website at www.velcera.com.

Compensation Committee Currently, the members of the Compensation Committee are Dr. Preston (chairman), Dr. Stein and Mr. Kazam. The Compensation Committee reviews, administers and determines compensation arrangements for Velcera’s executive officers and administers the 2003 Stock Incentive Plan and the 2007 Stock Incentive Plan.

Director Nomination Process

Criteria for Board Membership. In selecting candidates for appointment, election or re-election to the Board of Directors, the entire Board of Directors considers the appropriate balance of experience, skills and characteristics required of the Board of Directors, and seeks to insure that the Board of Directors has a sufficient number of independent directors to satisfy the Audit Committee requirement set forth in Nasdaq Stock Market Rule 4350-1(d)(2) and at least one of them qualifies as an “audit committee financial expert” under the rules of the Securities and Exchange Commission. Nominees for director are selected on the basis of their depth and breadth of experience, integrity, ability to make independent analytical inquiries, understanding of the Company’s business environment, and willingness to devote adequate time to Board of Directors duties.

Stockholder Nominees. The Board of Directors will consider written proposals from stockholders for nominees for director. Any shareholder of the Company entitled to vote for the election of directors may nominate a person for election to the Company's Board of Directors if such shareholder follows the procedures outlined in our Bylaws, which are summarized below. Shareholder nominations shall be made pursuant to notice in writing to the Secretary of the Company within the time frame described in the Bylaws of the Company and under the caption, “Stockholder Proposals” below. A shareholder's notice to the Secretary shall set forth (a) as to each person whom the shareholder proposes to nominate for election or reelection as a director (i) the name, age, business address and residence address of the person, (ii) the number of shares of capital stock of the corporation which are beneficially owned by the person and (ii) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Rule 14A under the Securities Exchange Act of 1934, as amended (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to the shareholder giving the notice (i) the name and business address and residence address of the shareholder and (ii) the class and number of shares of the Company's stock which are beneficially owned by the shareholder on the date of such shareholder notice. The presiding officer of the annual meeting will determine and declare at the annual meeting whether the nomination was made in accordance with these terms. If not, the defective nomination will be disregarded.

Process for Identifying and Evaluating Nominees. The Board of Directors believes Velcera is well-served by its current directors. In the ordinary course, absent special circumstances or a material change in the criteria for Board of Directors membership, the Board of Directors will renominate incumbent directors who continue to be qualified for Board of Directors service and are willing to continue as directors. If an incumbent director is not standing for re-election, or if a vacancy on the Board of Directors occurs between annual stockholder meetings, the Nominating Committee will seek out potential candidates for Board of Directors appointment who meet the criteria for selection as a nominee and have the specific qualities or skills being sought. Director candidates will be selected based on input from members of the Board of Directors, senior management of Velcera and, if the Board of Directors deems appropriate, a third-party search firm. The Board of Directors will evaluate each candidate's qualifications and check relevant references; in addition, such candidates will be interviewed by members of the Board of Directors. Based on this input, the Board of Directors will evaluate which of the prospective candidates is qualified to serve as a director and whether a recommendation should be made to the Board that this candidate be appointed to fill a current vacancy on the Board of Directors, or presented for the approval of the stockholders, as appropriate.

Communications With Directors

Stockholders or other interested parties may communicate with any director or committee of the Board by writing to them c/o Secretary, Velcera, Inc., 777 Township Line Road, Suite 170 Yardley Pennsylvania 19067. Comments or questions regarding the Company's accounting, internal controls or auditing matters will be referred to members of the Audit Committee. Comments or questions regarding the nomination of directors and other corporate governance matters will be referred to the Board of Directors.

The Company has a policy of encouraging all directors to attend the annual stockholder meetings. This is our first annual meeting and we expect all Board members to be present.

Compensation of Directors

The following table shows the compensation earned by each of our non-employee directors for the year ended December 31, 2007:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value & Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
John M. Preston	35,000	—	8,190	—	—	—	—
Dennis F. Steadman	—	—	—	—	—	—	—
Joshua A. Kazam	—	—	6,825	—	—	—	6,825
Jason Stein	—	—	6,825	—	—	—	6,825
Manya S. Deehr.	—	—	4,073	—	—	—	4,073
Harold L. Zuber, Jr.	2,310	—	24,228	—	—	—	26,538
Kevin Vasquez (2)			6,825	—	—	—	6,825
Peter M. Kash (3)			30,712				30,712
Stephen C. Rocamboli (3)			30,712				30,712

(1)
Amount reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2007 in accordance with SFAS 123(R) of stock option awards, and may include amounts from awards granted in and prior to fiscal year 2006. Assumptions used in the calculation of this amount for employees are identified in footnote one to Velcera’s financial statements for the year ended December 31, 2007

(2)
Mr. Vasquez resigned as director of the Company, effective as of March 18, 2008. In connection with his departure, the Board accelerated the vesting of his options to purchase 60,000 shares of the Company’s common stock

(3)
Stephen Rocamboli and Peter Kash resigned as directors of the Company, effective as of July 5, 2007. Mr. Rocamboli also resigned as the Company’s secretary. In connection with their departure, the Board accelerated the vesting of an option held by each departing director to purchase 25,000 shares of the Company’s common stock.

(4)	On May 24, 2007, our Board of Directors approved a director compensation plan whereby directors will be entitled to receive compensation beginning this year as follows:

•	$35,000 in yearly cash compensation for the position of non-executive chairman of the Board;
•	$10,000 in yearly cash compensation for the chairman of the Audit Committee;
•
Annual grants on May 1st of each year (although the 2007 grant was on May 24, 2007) of an option to purchase 25,000 shares of the Company’s common stock to all members of the Board of Directors, vesting ratably over 3 years; and

•
An additional annual grant on May 1st of each year (although the 2007 grant was on May 24, 2007) of an option to purchase 5,000 shares of the Company’s common stock to the chairman of the Compensation Committee, also vesting ratably over 3 years.

  Compensation Committee Interlocks and Insider Participation

The Board of Directors has established a Compensation Committee, consisting of Dr. Preston, Mr. Kazam and Dr. Stein. During 2007, no member of the Compensation Committee had any relationship or transaction with us that is required to be reported under item 402(j) of Regulation S-K under the Security and Exchange Act of 1934, as amended. No members of the Compensation Committee are officers, employees or former officers Velcera, Inc. No executive officer of Velcera, Inc. served as a member of the compensation committee or board of directors of another entity (or other committee of our Board of Directors performing equivalent functions or, in the absence of any such committee, the entire Board of Directors), one of whose executive officers served on the Compensation Committee or as a director of Velcera, Inc.

EXECUTIVE OFFICERS OF THE COMPANY

The following table sets forth certain information regarding executive officers as of July 21, 2008:

Name	Age	Positions

Dennis F. Steadman	55	Chief Executive Officer and Director
Matthew C. Hill	39	Chief Financial Officer
Antonio M. Benitz	59	Vice President, Research and Development
David M. Petrick	58	Vice President, Regulatory Affairs

Dennis F. Steadman, President, Chief Executive Officer and Director

Mr. Steadman has served as our Chief Executive Officer and as a director since May 2004. Please see Mr. Steadman’s biographical information set forth in the Election of Directors section in this proxy.

Matthew C. Hill, Chief Financial Officer

Mr. Hill joined Velcera as Chief Financial Officer in May 2007. Prior to joining Velcera, Mr. Hill was Chief Financial Officer and Vice President of Operations of EP MedSystems, Inc., a publicly-held medical device company from March 2003 through May 2007. From 1994 through 2002, Mr. Hill held various positions, up to the level of senior manager, with Grant Thornton LLP, the U.S. member firm of the international accounting and auditing organization of Grant Thornton International. Mr. Hill holds a Bachelors of Science degree from Lehigh University.

Antonio M. Benitz, DVM, MS, Vice President, Research and Development

Dr. Benitz joined Velcera as Vice President, Research and Development in 2004. Prior to joining Velcera, he was Vice President of Research and Development for Pharmacia Animal Health from 1999 to 2003 where he was head of a global Research and Development group that brought several new products to market. Following the acquisition of Pharmacia by Pfizer in 2003 he was responsible for the integration of both legacy research and development teams at the Kalamazoo, MI site until he departed in 2004. Prior to joining Pharmacia, he was Director of Research and Development, North America for Hoechst-Roussel Vet (Intervet) from 1996 to 1999. He also spent 8 years with Merck Animal Science Research and five years with Schering-Plough Animal Health. He is a veterinarian with experience in building and running a private companion animal practice. Dr. Benitz earned a B.S. degree with honors from the University of California, Davis; a Master of Science degree in reproductive physiology from the University of Illinois; and a Doctor of Veterinary Medicine degree from the University of Saskatchewan, Canada.

David M. Petrick, VMD, JD, Vice President, Regulatory Affairs

Dr. Petrick joined Velcera part-time as Vice President, Regulatory Affairs in 2004. Prior to joining Velcera, Dr. Petrick spent 15 years as the head of Worldwide Regulatory Affairs for Schering-Plough Animal Health Corporation. Prior to Schering-Plough, Dr. Petrick was employed by American Cyanamid Company for 10 years in the Program Development and Regulatory Affairs groups. Prior to Cyanamid, he was base veterinarian in the US Air Force. Dr. Petrick obtained his veterinary degree from the University of Pennsylvania and also holds a J.D. from the Seton Hall University School of Law.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

 President & Chief Executive Officer

On June 12, 2007, we entered into an employment agreement with Dennis F. Steadman pursuant to which Mr. Steadman agreed to continue to serve as the Company’s President and Chief Executive Officer. Mr. Steadman’s previous employment agreement dated April 20, 2004 expired on May 2, 2007. The term of the employment agreement commenced on June 8, 2007 and continues through December 31, 2007. The term automatically renews on January 1, 2008 and on each successive anniversary date thereof for a one-year period unless written notice is given by the Company or Mr. Steadman of its or his intention not to extend the term at least 60 days prior to December 31, 2007 or such subsequent anniversary date, as the case may be. The agreement provides that Mr. Steadman will receive a base salary of $275,000 each year and will be eligible to receive an annual bonus having an aggregate value of $300,000, prorated for the period from May 1, 2007 to December 31, 2007 subject to agreed upon goals. The bonus is payable 60% in cash as a lump sum payment on or before March 15th of the following calendar year and 40% in common stock of the Company. The Board of Directors of the Company will consider increases to the bonus on an annual basis. Mr. Steadman is also eligible to receive additional bonuses of $50,000 in connection with the Company’s acquisition, in-licensing, or adoption of new products and technologies. The agreement also provides that Mr. Steadman is entitled to receive stock options totaling to 280,000 shares of the Company’s common stock. The stock options were issued by the Company on May 25, 2007 under the Company’s 2007 Stock Incentive Plan at an exercise price of $1.87 per share.

Chief Financial Officer

Velcera and Mr. Hill entered into an employment letter agreement dated April 3, 2007 whereby Mr. Hill will serve as Velcera’s Chief Financial Officer on an at-will basis. The agreement provides for an initial annual base salary of $186,000 and the opportunity for Mr. Hill to earn an annual discretionary bonus in an amount up to 30% of Mr. Hill’s then current annual base salary. The employment agreement also provides that Mr. Hill will receive an option to purchase 100,000 shares of our common stock at an exercise price of $1.87 per share. The option vests in three equal annual installments, commencing on May 14, 2008. Subject to certain exceptions, in the event Mr. Hill’s employment is terminated by Velcera within one year following a “change of control” (as defined in the employment letter agreement), Mr. Hill is entitled to receive on the date of termination an amount equal to his then current annual base salary, an amount equal to the mid-point of Mr. Hill’s then annual discretionary bonus range, and all unvested portions of his stock option grant will vest. Additionally, if Velcera terminates Mr. Hill without “cause” (as defined in the employment letter agreement), Mr. Hill is entitled to a severance payment equal to three months of his then monthly base salary.

Vice President, Research and Development

On September 1, 2004, Antonio Benitz, DVM, MS accepted an at-will position with us to serve as our Vice President, Research and Development. Dr. Benitz receives an annual base salary of $235,000 and is also eligible for a bonus, at the discretion of our Board of Directors, of up to 60% of his base salary. Additionally, Dr. Benitz is eligible to receive additional cash bonuses upon (a) the acceptance for review by the FDA (or its European equivalent) of each sponsored product during the term his employment with us and (b) final approval by the FDA (or its European Equivalent) for each sponsored product during the term of his employment with us. Also, in conjunction with his employment, we granted Dr. Benitz options to purchase 135,000 shares of our common stock, which currently have an exercise price equal to $3.50 per share. These options vest in equal parts on each of the first three (3) anniversaries of the respective grant dates, in each case only if Dr. Benitz remains employed by us at such times. On April 27, 2006, in connection with the repricing of such options, we granted Mr. Benitz 100,000 shares of restricted stock, which vest upon certain liquidity events, including, without limitation, 180 days following the date upon which our common stock is tradable on the OTCBB.

Vice President, Regulatory Affairs

On July 7, 2004, David Petrick, DVM, JD accepted a part-time at-will position with us to serve as our Vice President, Regulatory Affairs. Dr. Petrick receives an annual base salary of $96,000 and is also eligible to receive additional cash bonuses upon (a) the acceptance for review by the FDA (or its European equivalent) of each sponsored product during the term his employment with us and (b) final approval by the FDA (or its European Equivalent) for each sponsored product during the term of his employment with us. Also, in conjunction with his employment with us, we granted Dr. Petrick options to purchase 80,000 shares of common stock, which currently have an exercise price equal to $3.50 per share. These options vest in equal parts on each of the first three (3) anniversaries of Dr. Petrick’s employment with us, in each case only if Dr. Petrick remains employed by us at such times. On April 27, 2006, in connection with the re-pricing of such options, we granted Mr. Petrick 70,000 shares of restricted stock, which vest upon certain liquidity events, including, without limitation, 180 days following the date upon which our common stock is tradable on the OTCBB.

Severance and Change of Control Payments

Mr. Steadman’s employment agreement provides for certain compensation upon termination of employment as follows:

The agreement generally provides that if Mr. Steadman’s employment is terminated by the Company without “cause” (as defined in the agreement) and not in connection with a “change of control” (as defined in the agreement) or if he terminates his employment for “good reason” (as defined in the agreement), the Company will pay Mr. Steadman (i) his base salary for a period of 12 months following such termination, (ii) a lump sum on the date of any termination any expense reimbursement owed through that date, and (iii) an additional amount in cash equal to $822.00 multiplied by the number of days the Company employed Mr. Steadman during the then current calendar year. The agreement also provides for compensation in the event Mr. Steadman’s employment is terminated by the Company prior to and as a result of, or within one year following a change of control resulting in the Company or its stockholders receiving at least a certain threshold in value. Upon the occurrence of such event, the Company shall pay to Mr. Steadman (i) one year’s base salary in a lump sum, (ii) his expense reimbursement amounts through the date of the change of control, (iii) $300,000 in cash, and (iv) an additional amount in cash equal to $822.00 multiplied by the number of days the Company employed Mr. Steadman during the then current calendar year. In the event, Mr. Steadman’s employment is terminated by the Company prior to and as a result of, or within one year following a change of control resulting in the Company or its stockholders receiving less than a certain threshold in value, then the Company shall pay to Mr. Steadman (i) 6 months base salary in a lump sum, (ii) his expense reimbursement amounts through the date of the change of control, and (iii) an additional amount in cash equal to $822.00 multiplied by the number of days the Company employed Mr. Steadman during the then current calendar year.

The agreement also provides that at all times during Mr. Steadman’s employment and after Mr. Steadman’s termination of employment with the Company, Mr. Steadman will maintain the confidentiality of all confidential information owned by, or received by or on behalf of, the Company or its affiliates. In addition, during the term of Mr. Steadman’s employment with the Company, and for the one-year period after Mr. Steadman’s termination of employment with Company, Mr. Steadman shall not (i) compete against the Company, (ii) solicit in any way the customers of the Company; or (iii) recruit in any way the employees of the Company.

Mr. Hill’s letter agreement provides for certain compensation upon termination of employment as follows:

Subject to certain exceptions, in the event Mr. Hill’s employment is terminated by Velcera within one year following a “change of control” (as defined in the employment letter agreement), Mr. Hill is entitled to receive on the date of termination an amount equal to his then current annual base salary, an amount equal to the mid-point of Mr. Hill’s then annual discretionary bonus range, and all unvested portions of his stock option grant will vest. Additionally, if Velcera terminates Mr. Hill without “cause” (as defined in the employment letter agreement), Mr. Hill is entitled to a severance payment equal to three months of his then monthly base salary.

Other transactions

We have based our current business plan on exploiting certain exclusive rights to certain intellectual property rights obtained from NovaDel Pharma, Inc. (“NovaDel”) pursuant to a License Agreement we entered into with NovaDel. Lindsay Rosenwald, M.D., one of our substantial stockholders, and certain trusts for the benefit of Dr. Rosenwald or his children own, in the aggregate, approximately 24% of the outstanding shares of common stock of NovaDel.

We rented office space from Steadman Consulting Co., LLC for $2,600 per month and we have purchased office supplies, computers and furniture from Steadman Consulting LLC for $6,763.87. Our chief executive officer, Dennis Steadman, is the managing member of Steadman Consulting LLC. The lease to rent such office space was terminated in August 2007. Rent expense under the lease for the years ended December 31, 2007 and 2006 was $20,800 and $31,200, respectively.

From October 2000 to January 2007, Manya Deehr, one of our directors, was a partner in the business and finance practice of Morgan Lewis & Bockius LLP, where she worked exclusively with life sciences companies. Since January 1, 2006, Morgan Lewis & Bockius LLP has performed certain legal work for the Company and the approximate dollar value of that legal work during that period was $150,000.

On August 14, 2005, Denali, an affiliate of a significant stockholder of the Company, issued a 5% promissory note payable to Paramount BioCapital Investments, LLC (“PBI”), an affiliate of a significant stockholder of the Company. This note and all accrued interest would have matured on August 14, 2008, or earlier if certain events had occurred. The note was issued to PBI for future expenses that it paid on behalf of the Company. As of December 31, 2006, the principal balance of this note was $31,310. On December 31, 2006, this note was assigned to Paramount BioSciences, LLC (“PBS”, an affiliate of a significant stockholder of the Company). This note was assumed by Velcera in connection with the Recapitalization in February 2007. In May 2007, this note was fully repaid.

On January 30, 2006, Denali issued a 5% promissory note payable to PBS. This note and all accrued interest would have matured on January 30, 2009, or earlier if certain events had occurred. The note was issued to PBS for future expenses that it has since paid on behalf of Denali. As of December 31, 2006, the principal balance of this note was $20,614. This note was assumed by Velcera in connection with the Recapitalization in February 2007. In May 2007, this note was fully repaid.

In January 2007, certain directors of the Company loaned the Company $285,000. These amounts were repaid in shares of the Company’s common stock in the Company’s February 2007 private placement.

Director Independence

Our Board of Directors has seven directors and has established an Audit Committee and a Compensation Committee as its standing committees. Our Board does not have a nominating committee or an executive committee or any committees performing similar functions. We are not currently listed on a national securities exchange or on an inter-dealer quotation system that has requirements that a majority of the Board of Directors be independent, however, the Board has determined that all of our directors, other than Dennis F. Steadman, are “independent” under the definition set forth in the listing standards of the NASDAQ Stock Market, Inc., which is the definition that our Board has chosen to use for the purposes of determining independence. In addition, our Board has determined that all members of its Audit Committee, in addition to meeting the standards for independence set forth in the listing standards of the NASDAQ Stock Market, Inc., also meet the criteria for independence for audit committee members set forth in the Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Compensation Objectives

We refer to our Chief Executive Officer, our Chief Financial Officer, and our other most highly compensated executive officers as our named executive officers. For all named executive officers, compensation is intended to be performance-based. Our Compensation Committee believes that compensation paid to executive officers should be closely aligned with our performance on both a short-term and long-term basis to create value for stockholders, and that such compensation should assist us in attracting and retaining key executives critical to our long-term success.

In establishing compensation for named executive officers, the following are the Compensation Committee’s objectives:

•	Attract and retain individuals of superior ability and managerial talent;

•	Ensure officer compensation is aligned with our corporate strategies, business objectives and the long-term interests of our stockholders; and

•
Enhance the officers’ incentive to increase our stock price and maximize stockholder value, as well as promote retention of key people, by providing a portion of total compensation for management in the form of direct ownership in us through stock options.

To achieve these objectives, our overall compensation program aims to pay our named executive officers competitively, consistent with our success and their contribution to that success. To accomplish this we rely on programs that provide compensation in the form of both cash and equity. Although our Compensation Committee has not adopted any formal guidelines for allocating total compensation between cash and equity, the Compensation Committee reviews the allocation of compensation of several biopharmaceutical companies that are similarly situated to us with respect to size, product pipeline and development activities to help its determination. The Compensation Committee also considers the balance between providing short-term incentives and long-term parallel investment with stockholders to align the interests of management with stockholders.

Determination of Compensation Awards

The Compensation Committee is provided with the primary authority to determine and recommend to our Board of Directors the compensation awards available to our named executive officers. To aid the Compensation Committee in making its determination, Mr. Steadman provides recommendations annually to the Compensation Committee regarding the compensation of all named executive officers other than himself. Each named executive officer, in turn, participates in an annual performance review with Mr. Steadman and the Compensation Committee to provide input about their contributions to our business for the period being assessed. The Compensation Committee has the sole authority to determine the compensation of Mr. Steadman. The performance of Mr. Steadman is reviewed annually by the Compensation Committee.

The Compensation Committee has the authority pursuant to its charter to retain the services of third-party executive compensation specialists from time to time, as it sees fit, in connection with the establishment of cash and equity compensation and related policies. The Compensation Committee has not delegated any of its functions to others in determining executive and/or director compensation and we do not currently engage any consultants with respect to executive and/or director compensation matters.

Compensation Benchmarking and Peer Group

We conduct an annual benchmark review of the aggregate level of our executive compensation, as well as the mix of elements used to compensate our named executive officers. In addition, our Compensation Committee has historically taken into account:

•	input from other independent members of our Board of Directors;

•	survey information on compensation in our industry which we access as appropriate; and

•	publicly available data relating to the compensation practices and policies of other companies within and outside our industry.

The Compensation Committee believes that it is important when making its compensation decisions to be informed as to the current practices of comparable, publicly-held companies. To that end, we benchmark our executive compensation against the compensation paid by several biopharmaceutical companies that are similarly situated to us with respect to size, product pipeline and development activities. While benchmarking may not always be appropriate as a stand-alone tool for setting compensation due to the aspects of our business and objectives that may be unique to us, we generally believe that gathering this information is an important part of our compensation-related decision-making process.

We recognize that to attract, retain and motivate key individuals, such as our named executive officers, the Compensation Committee may determine that it is in our best interests to negotiate total compensation packages with our executive management that may deviate from the general principle of targeting total compensation at the median level for the peer group. Actual pay for each named executive officer is determined around this structure, driven by the performance of the executive over time, as well as our annual performance.

Elements of Compensation

Base Salary

Base salaries for our executives are established based on the scope of their responsibilities and individual experience, taking into account competitive market compensation paid by other companies for similar positions within our industry. Base salaries are reviewed annually, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience. Based upon the annual reviews of our named executive officers during 2007, the Compensation Committee approved the following base salaries for 2008:

		Salary Adjustment
Name	2007 Salary ($)	($)	(%)	2008 Salary ($)(3)
Dennis F. Steadman	275,000	(27,500)	(10)%	247,500
Matthew Hill (1)	186,000	(1,500)	(1)%	184,500
Antonio Benitz	235,000	(19,000)	(8)%	216,000
David Petrick(2)	96,000	43,500	45%	139,500

(1) (2) (3)
Mr. Hill joined Velcera in May 2007.
Mr. Petrick works for the Company part-time. The 2008 base salary reflects an increased time commitment over 2007.
The 2008 Salary amounts reflect the base salaries of the officers as of April 1, 2008.

Performance-Based Compensation

We have a well documented and structured annual incentive bonus program to reward named executive officers, as well as other employees, based on our performance and the individual’s contribution to that performance. This allows named executive officers to receive bonus compensation in the event certain specified corporate and individual performance measures are achieved. In determining the compensation awarded to each named executive officer based on performance, the Compensation Committee evaluates our and the executive’s performance in a number of areas.

Pursuant to our annual bonus program, named executive officers are eligible for bonuses to be paid annually in cash, typically in mid-February, as was the case this year, based on the prior year’s performance. The criteria used to determine the bonus for Mr. Steadman is based wholly on corporate goals established by the Compensation Committee. The criteria used to determine the bonus amounts for our other named executive officers includes the corporate goals as well as individual goals established by the Compensation Committee.

The corporate and individual goals established by the Compensation Committee for evaluating our performance and the performance of our named executive officers include several strategic and financial indicators which the Compensation Committee considers to be fair drivers of stockholder value creation. For 2007, our corporate and individual goals fell generally in the following categories: execution of strategic partnership agreements, reaching certain development milestones, development of other Promist™ products, the creation of additional products outside of the Promist™ technology and an increase in share price. The Compensation Committee considers these goals to be fair drivers of stockholder value creation, and the corporate and individual goals for 2008 are similar to those for 2007.

While using general criteria to evaluate performance, we do rely on formulaic determination of the annual bonus amounts. Under the annual incentive bonus program, based upon the performance criteria set forth above, Mr. Steadman was eligible to earn a bonus targeted at $300,000 in 2007 prorated from May through December. The bonus was payable 60% in cash (as a lump-sum payment on or before March 15th of the following calendar year) and 40% in common stock of the Company. One-half of the bonus was based on the achievement of certain share price goals and the balance was based on the achievement of corporate goals. In addition, other than for products and technologies incorporating PromistTM delivery technology, Mr. Steadman was eligible to receive a lump-sum cash bonus of $50,000 no later than 30 days following the adoption of each new product or technology by the Company, as approved by the Board, including, without limitation, the adoption of a new product or technology acquired through acquisition or in-licensing. Mr. Steadman achieved approximately 62% of his corporate goals and one new product was adopted by the Board for which he received $109,325 in cash and 19,775 in shares of Velcera common stock valued at $39,550.

Mr. Hill and Dr. Benitz were eligible to earn a cash bonus targeted at 30% and 60%, respectively, of their respective base salaries. Dr. Petrick was not bonus eligible in 2007, but was provided a discretionary bonus in 2007. Based upon our performance and the performance of the individual named executive officers, each named executive officer can earn up to 120% of the specified target bonus if all corporate and individual goals are exceeded beyond the highest specified threshold. If none of the corporate or individual goals are achieved at the minimum threshold, the named executive officer would not be eligible to receive any bonus under our annual incentive bonus program. The Compensation Committee also retains the discretion to increase or decrease bonuses based on individual or company-wide circumstances not addressed or contemplated at the time when the individual and company-wide performance goals were established. As shown below in the “Summary Compensation Table,” Mr. Hill and Dr. Benitz earned cash bonuses in the amount of $30,770 and $100,000, respectively for their services. These amounts represented 87% and 71% of the targeted bonus amounts for Mr. Hill and Mr. Benitz, respectively. Dr. Petrick was not bonus eligible in 2007 but received a discretionary bonus of $22,000. In 2008 Dr. Petrick is eligible to earn a cash bonus targeted at 30% of his base salary

The Compensation Committee believes that the payment of the annual incentive bonus in cash provides incentives necessary to retain our named executive officers and reward them for short-term company performance.

Discretionary Long-Term Equity Incentive Awards

Our named executive officers and all of our employees, are eligible to participate in our annual award of stock option grants.

Guidelines for the number of stock options and restricted stock awards granted to each named executive officer are determined using a procedure approved by the Compensation Committee based upon several factors, including the such officer’s level of responsibility, performance and the value of the stock option at the time of grant. As a result, additional grants other than the annual award may be made following a significant change in job responsibility or in recognition of a significant achievement. In addition, the Compensation Committee approves the awarding of an initial grant of stock options at the time of hire to attract talented executive officers.

Stock options granted under our stock plan generally have a three-year vesting schedule in order to provide an incentive for continued employment and generally expire ten years from the date of the grant. We grant options at the fair market value of the underlying stock on the date of grant.

We do not have any programs, plans or practices with respect to the timing of stock option grants in coordination with the release of material nonpublic information and the Compensation Committee generally grants all stock options at regularly-scheduled meetings. Likewise, we do not time the release of material nonpublic information for the purpose of affecting the value of equity or other compensation granted to our named executive officers. With respect to annual incentive stock option grants for our named executive officers, the Compensation Committee generally grants stock options to our named executive officers at the first regularly-scheduled meeting of each fiscal year.

Defined Contribution Plans

We do not, currently, have a Section 401(k) Savings/Retirement Plan, or other post retirement plan.

Other Benefits

We believe that establishing competitive benefit packages for our employees is an important factor in attracting and retaining highly-qualified personnel. Named executive officers are eligible to participate in all of our employee benefit plans, such as medical and dental in each case generally on the same basis as other employees.

TAX CONSIDERATIONS

Section 162(m) of the Internal Revenue Code limits to $1 million the deductibility for federal income tax purposes of annual compensation paid by a publicly held company to its chief executive officer and its four other highest paid executives, unless certain conditions are met. To the extent feasible, we structure executive compensation to preserve deductibility for federal income tax purposes. In this regard, our stock option plans are designed to preserve, to the extent otherwise available, the deductibility of income realized upon the exercise of stock options. Nevertheless, we retain the flexibility to authorize compensation that may not be deductible if we believe it is in the best interests of our Company.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this report with management and, based on that review and discussion, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this report.

The Compensation Committee:

John M. Preston, Chair
Joshua Kazam
Jason Stein

Summary Compensation Table

The following table sets forth all of the compensation awarded to, earned by or paid to (i) each individual serving as our principal executive officer during our last completed fiscal year; and (ii) each other individual that served as an executive officer at the conclusion of the fiscal year ended December 31, 2007 and who received in excess of $100,000 in the form of salary and bonus during such fiscal year (collectively, the “named executives”).

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards (1) ($)	Option Awards (2) ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Dennis S. Steadman President and Chief Executive	2007	250,000	—	39,550	64,244	109,325	—	—	463,119
Matthew C. Hill Chief Financial Officer (3)	2007	117,680	—	—	25,593	30,770	—	—	174,043
Antonio M. Benitz Vice President Research and Development	2007	236,250	—	—	105,898	100,000	—	—	442,148
David M. Petrick Vice President, Regulatory Affairs	2007	96,574	22,000	—	60,572	—	—	—	179,146
Jay Lobell Former Chief Executive Officer and President (4)	2007	—	—	—	—	—	—	—	—

(1)	Mr. Steadman’s bonus calls for 40% to be paid in Company stock.
(2)
Amount reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2007 in accordance with SFAS 123(R) of stock option awards, and may include amounts from awards granted in and prior to fiscal year 2007. Assumptions used in the calculation of this amount for employees are identified in footnote one to Velcera’s financial statements for the year ended December 31, 2007.

(3)	Mr. Hill joined Velcera in May 2007.
(4)	Mr. Lobell served as Chief Executive Officer and President of Denali Sciences, Inc. from its inception in August 2005 until the merger with Velcera on February 27, 2007.

GRANTS OF PLAN-BASED AWARDS

The following table includes certain information with respect to grants of plan-based awards to the named executive officers during the fiscal year ended December 31, 2007.

			Estimated Future Payments Under Non-Equity Incentive Plan Awards			Estimated Future Payments Under Equity Incentive Plan Awards
Name	Grant Date	Plan Name	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Option Awards: Number of securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards ($)
Dennis F. Steadman (1)	5/24/07	2007 Plan	—	—	—	—	—	—	280,000	1.87	343,975
Matthew Hill (2)	5/14/07	2007 Plan	—	—	—	—	—	—	100,000	1.87	122,848

(1)
Upon executing his employment agreement Mr. Steadman received total stock options relating to 280,000 shares of the Company’s common stock. The stock options vest upon meeting certain performance based goals.

(2)
Upon Mr. Hill’s employment he received an option to purchase 100,000 shares of our common stock at an exercise price of $1.87 per share. The option vests in three equal annual installments, commencing on May 14, 2008.

OPTIONS EXERCISED AND STOCK VESTED TABLE

No stock options were exercised by named executive officers during the fiscal year ended December 31, 2007.

Equity Compensation Plan Information

The following table sets forth, as of December 31, 2007, the (i) number of securities to be issued upon the exercise of outstanding options, warrants and rights issued under our equity compensation plans, (ii) the weighted average exercise price of such options, warrants and rights, and (iii) the number of securities remaining available for future issuance under our equity compensation plans (each as converted pursuant to the Recapitalization):

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plan (excluding (a)) (c)
Equity compensation plans approved by security holders	—	—	—

Equity compensation plans not approved by security holders	1,242,609	2.09	1,206,120

Total	1,242,609	2.09	1,206,120

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding each unexercised option and non-vested stock award held by each of our named executive officers as of December 31, 2007.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards (1)					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Dennis F. Steadman(2)	—	280,000	—	1.87	5/24/17	19,775	39,550
Matthew C. Hill	—	100,000	—	1.87	5/24/17	—	—
Antonio M. Benitz	125,000	—	—	3.50	10/18/14	—	—
Antonio M. Benitz	6,666	3,334	—	3.50	11/1/15	—	—
David M.Petrick	80,000	—		3.50	7/7/2014	—	—

(1)
All options granted pursuant to our 2003 Stock Incentive Plan or 2007 Stock Incentive Plan, as amended. Pursuant to both Plans, options vest in equal amounts annually over three years, with the first third vesting on first anniversary of the grant date and each vesting date subject to continued employment with us on each such date.

(2)	Mr. Steadman’s stock option vests upon meeting certain performance based goals.

Severance and Change of Control Arrangements

See “— Employment Agreements with Executives” above for a description of the severance and change of control arrangement with Mr. Steadman and Mr. Hill.

Our board of directors, or a committee thereof, serving as plan administrator of our 2003 Stock Incentive Plan and our 2007 Stock Incentive Plan, has the authority to provide for accelerated vesting of the options granted to our named executive officers and any other person in connection with changes of control. This description constitutes only a summary of the relevant terms of our 2003 Stock Incentive Plan and our 2007 Stock Incentive Plan.

Executive Compensation under the 2003 Stock Incentive Plan

We have outstanding 428,630 stock options issued under our 2003 Stock Incentive Plan at exercise prices ranging from $0.10 to $3.75 per share of which 289,007 have been issued to the named executives or directors.

Executive Compensation under the 2007 Stock Incentive Plan

On May 24, 2007, our Board of Directors adopted and approved our 2007 Stock Incentive Plan and reserved 2,000,000 shares of the Company’s common stock under the that plan. We have outstanding 813,980 stock options issued under that plan all at exercise prices of $1.87 per share, of which 611,666 have been issued to the named executives or directors

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following table summarizes certain information regarding the beneficial ownership (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934) of our outstanding common stock as of July 21, 2008by (i) each person known by us to be the beneficial owner of more than 5% of our outstanding common stock, (ii) each of our directors, (iii) each of our named executive officers (as defined in Item 402(a)(3) of Regulation S-B under the Securities Act), and (iv) all executive officers and directors as a group. Except as indicated in the footnotes below, the security and stockholders listed below possess sole voting and investment power with respect to their shares.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned (#)(1)	Percentage of Common Stock Beneficially Owned (%)(1)

Dennis F. Steadman (2)	353,550	2.9%

Matthew C. Hill (3)	42,333	***

Antonio Benitz (4)	235,000	1.9%

David Petrick (5)	147,500	1.2%

John M. Preston (6)	131,827	***

Harold L. Zuber Jr. (7)	6,944	***

Sal Uglietta	0	***

Jason Stein, M.D. (8)	311,421	2.6%

Joshua Kazam (9)	518,223	4.3%

Manya S. Deehr (10)	6,944	***

Visium Capital Management, LLC (11) c/o Balyasny Asset Management, LP 650 Madison Avenue New York, NY 10022	2,452,839	19%

Neuberger Berman, LLC (12) 111 River Street Hoboken, NJ 07030	1,002,674	8.1%

Directors and named executive officers as a group, 10 individuals (13)	1,741,743	14%

* represents less than 1 percent.

(1)
Assumes 12,059,579 shares of Common Stock are outstanding. Beneficial ownership is determined in accordance with SEC rules, and includes any shares as to which the security or stockholder has sole or shared voting power or investment power, and also any shares which the security or stockholder has the right to acquire within 60 days of the date hereof, whether through the exercise or conversion of any stock option, convertible security, warrant or other right. The indication herein that shares are beneficially owned is not an admission on the part of the security or stockholder that he, she or it is a direct or indirect beneficial owner of those shares.

(2)
Includes 259,026 shares of common stock sold to Mr. Steadman for $.001 per share pursuant to the terms of his employment agreement and related agreements, 12,000 shares held by Mr. Steadman’s wife, 19,775 shares received by him in 2008 related to his 2007 bonus and 56,000 shares of common stock issuable upon the exercise of fully vested options.

(3)	Includes 33,333 shares of common stock issuable upon the exercise of fully vested options.
(4)	Includes 131,666 shares of common stock issuable upon the exercise of fully vested options.
(5)	Includes 80,000 shares of common stock issuable upon the exercise of fully vested options. Includes a warrant to purchase 2,500 shares of common stock at an exercise price equal to $1.87 per share.
(6)	Includes 84,007 shares of common stock issuable upon the exercise of fully vested options. Includes a warrant to purchase 13,368 shares of common stock at an exercise price equal to $1.87 per share.
(7)	Includes 6,944 shares of common stock issuable upon the exercise of fully vested options.
(8)	Includes a warrant to purchase 6,684 shares of common stock at an exercise price equal to $1.87 per share and 8,333 shares of common stock issuable upon the exercise of fully vested options. .
(9)	Includes 8,333 shares of common stock issuable upon the exercise of fully vested options. Includes a warrant to purchase 20,053 shares of common stock at an exercise price equal to $1.87 per share.
(10)	Includes 6,944 shares of common stock issuable upon the exercise of fully vested options.
(11)
Represents securities held by Atlas Master Fund, LTD, Visium Long Bias Offshore Fund, LTD, Visium Long Bias Fund, LP, Visium Balanced Offshore Fund, LTD and Visium Balanced Fund, LP, for which Visium Capital Management, LLC is the investment advisor. Jacob Gottlieb and Dmitry Balyasny, principals of Visium Capital Management, LLC, have shared voting and dispositive power with respect to the securities held by these entities. Includes a warrant to purchase 848,562 shares of common stock at an exercise price equal to $1.87 per share.

(12)
Represents securities held by Libertyview Funds, LP, Libertyview Socially Responsible Fund, LP, Libertyview Special Opportunities Fund, LP, and Trust “D” (for a portion of the Assets of the Kodak Retirement Income Plan) for which Neuberger Berman, LLC is the investment advisor. Richard A. Meckler, principal of Neuberger Berman, LLC, has voting and dispositive power with respect to the securities held by these entities. Includes a warrant to purchase 334,224 shares of common stock at an exercise price equal to $1.87 per share.

(13)
Includes warrants to purchase 56,836 shares of common stock held by certain directors and officers, and fully vested options to purchase 418,895 shares of common stock held by certain directors and officers.

 Report of the Audit Committee

The Audit Committee reviewed and discussed Velcera’s audited financial statements for the fiscal year ended December 31, 2007 with Velcera’s management. In addition, the Audit Committee discussed with Velcera’s independent auditors JH Cohn LLP, the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committee), as may be modified or supplemented (as in effect on the date of Velcera’s financial statements), which include the following:

•	J.H. Cohn's responsibility under generally accepted auditing standards;
•	Significant accounting policies;
•	Management's judgments and accounting estimates;
•	Significant audit adjustments;
•	Other information in documents containing audited financial statements;
•	Disagreements with Velcera’s management, including accounting principles, scope of audit and disclosures;
•	Major issues discussed with Velcera’s management prior to retention of J.H. Cohn LLP; and
•	Difficulties encountered in performing the audit.

The Audit Committee received and discussed with J.H. Cohn LLP written disclosures and the letter regarding any significant relationships that could impair J.H. Cohn LLP's independence (as required by Independence Standards Board Statement No. 1, as may be modified or supplemented, as in effect on the date of Velcera’s financial statements), and considered the compatibility of non-audit services with J.H. Cohn LLP's independence. Based upon the above reviews and discussions, the Audit Committee recommended to the Board of Directors that Velcera’s audited financial statements for the fiscal year ended December 31, 2007 be included in the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007.

MEMBERS OF THE AUDIT COMMITTEE

Harold L. Zuber Jr., Chairman
Manya S. Deehr
Sal Uglietta

Relationship with Independent Auditors

J.H. Cohn LLP ("Grant Thornton") served as Velcera’s independent certified public accountants for the fiscal year ended December 31, 2007. The Audit Committee of the Board of Directors has selected J.H. Cohn LLP to act as Velcera’s independent auditors for the fiscal year ending December 31, 2008. A representative of J.H. Cohn LLP is expected to be present at the Annual Meeting, with the opportunity to make a statement, if the representative so desires, and is expected to be available to respond to appropriate questions from shareholders.

Audit and Other Fees Paid to Independent Auditors

Audit Fees: The aggregate fees billed by J.H. Cohn LLP for professional services rendered for the audit of our annual financial statements for the years ended December 31, 2007 and 2006 and the review of the financial statements included in our Forms 10-QSB were $91,000 and $29,000, respectively.

Audit-Related Fees: The aggregate fees billed by J.H. Cohn LLP for professional services rendered for other audit-related fees for our registration on Forms SB-2 and various amendments and review of responses to SEC comment letters associated with the registration statements and other filings were $65,000 for the year ended December 31, 2007. There were no such audit-related fees for the year ended December 31, 2006.

Tax Fees: The aggregate fees billed by J.H. Cohn LLP for professional services rendered for tax compliance, for the years ended December 31, 2007 and 2006 were approximately $12,000 and $4,000, respectively. No fees were billed by J.H. Cohn LLP for professional services rendered for tax advice and tax planning, for the years ended December 31, 2007 and 2006.

All Other Fees: No fees were billed by J.H. Cohn LLP for products and services, other than the services described in the paragraphs captioned “Audit Fees”, “Audit-Related Fees”, and “Tax Fees” above for the years ended December 31, 2007 and 2006.

Audit Committee Policies and Procedures

The Audit Committee has established its pre-approval policies and procedures, pursuant to which the Audit Committee approved the foregoing audit services provided by J.H. Cohn LLP in 2007. Consistent with the Audit Committee’s responsibility for engaging our independent auditors, all audit and permitted non-audit services require pre-approval by the Audit Committee. The full Audit Committee approves proposed services and fee estimates for these services. The Audit Committee chairperson or his designee has been designated by the Audit Committee to approve any services arising during the year that were not pre-approved by the Audit Committee. Services approved by the Audit Committee chairperson are communicated to the full Audit Committee at its next regular meeting and the Audit Committee reviews services and fees for the fiscal year at each such meeting. Pursuant to these procedures, the Audit Committee approved the foregoing audit services provided by J.H. Cohn LLP.

OTHER BUSINESS

The Board of Directors does not intend to present any business at the Annual Meeting other than as set forth in the accompanying Notice of Annual Meeting of Shareholders, and has no present knowledge that any others intend to present business at the Annual Meeting. If, however, other matters requiring the vote of the shareholders properly come before the Annual Meeting or any adjournment or postponement thereof, the persons named in the accompanying proxy will have discretionary authority to vote the proxies held by them in accordance with their judgment as to such matters.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers, directors and holders of more than 10% of our common stock to file reports of ownership and changes in ownership with the Commission. Such persons are required to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms received by us or oral or written representations from certain reporting persons that no Form 5s (Annual Statement of Changes in Beneficial Ownership of Securities) were required for those persons, we believe that, with respect to the year ended December 31, 2007, all of our executive officers, directors and greater than 10% beneficial owners did comply on a timely basis with all such filing requirements.

Shareholder Proposals

Shareholder proposals intended for inclusion in the proxy materials for Velcera’s 2009 Annual Meeting of Shareholders in reliance of Rule 14a-8 of the Exchange Act must be received by Velcera no later than February 28, 2009, in such form as is required by the Securities and Exchange Commission. Shareholder proposals submitted outside of the process of Rule 14a-8 must be received Velcera no later than March 31, 2009. Such proposals should be directed to Velcera, Inc. at its principal executive offices, 777 Township Line Road, Suite 170 Yardley, Pennsylvania 19067.

FORM 10-KSB

A COPY OF VELCERA’S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2007, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO BENEFICIAL SHAREHOLDERS OR SHAREHOLDERS OF RECORD UPON WRITTEN REQUEST TO INVESTOR RELATIONS AT VELCERA’S PRINCIPAL EXECUTIVE OFFICES.

By Order of the Board of Directors
/s/ Matthew C. Hill

Matthew C. Hill
Chief Financial Officer, Treasurer and Secretary

August 1, 2008

■

VELCERA, INC.
ANNUAL MEETING OF STOCKHOLDERS
September 19, 2008
9:00 a.m. ET
777 Township Line Road, Suite 170
Yardley, Pennsylvania 19067

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  By signing the proxy, you revoke all prior proxies and appoint DENNIS F. STEADMAN and MATTHEW C. HILL, or either one of them, as Proxies, each with the power to appoint his substitute and to act without the other, and authorize each of them to represent and to vote, as designated herein, all shares of common stock of Velcera, Inc., held of record by the undersigned on July 21, 2008, at the Annual Meeting of Stockholders of the Company to be held on September 19, 2008, or any adjournment thereof.

(Continued and to be signed on the reverse side)

■	14475	■

ANNUAL MEETING OF STOCKHOLDERS OF

VELCERA, INC.

September 19, 2008

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

â Please detach along perforated line and mail in the envelope provided.  â

■   20700000000000000000  1      091908

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS BELOW.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	Election of Directors: To elect seven members of the Company's Board of Directors for a term of one year.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS SET FORTH HEREIN AND THE PROXIES WILL BE AUTHORIZED TO VOTE IN THEIR DISCRETION WITH RESPECT TO OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

NOMINEES:
☐	FOR ALL NOMINEES	¡	Dennis F. Steadman
☐	WITHHOLD AUTHORITY	¡	Dr. John M. Preston
	FOR ALL NOMINEES	¡	Manya S. Deehr
☐	FOR ALL EXCEPT	¡	Joshua Kazam
	(See instructions below)	¡	Dr. Jason Stein
		¡	Sal Uglietta
		¡	Harold L. Zuber Jr.

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Stockholder _____________________	Date: __________	Signature of Stockholder _____________________	Date: __________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.